UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 22, 2006
                                                         -----------------


                            THE BON-TON STORES, INC.
                        ----------------------------------
                 (Exact Name of Registrant Specified in Charter)


    Pennsylvania                     0-19517                    23-2835229
 --------------------           --------------------       --------------------
   (State or Other                (Commission File          (I.R.S. Employer
   Jurisdiction of                   Number)                Identification No.)
   Incorporation)


        2801 E. Market Street
         York, Pennsylvania                                    17402
 ----------------------------------------                 ---------------
 (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (717) 757-7660
                                                           --------------


             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01.  Other Events

     On November 22, 2006, The Bon-Ton Stores, Inc. (the "Company") issued a press release announcing the declaration of a cash dividend on the Class A Common Stock and Common Stock of the Company. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

         (c)   Exhibits

         99.1 Press Release issued November 22, 2006 regarding declaration of a cash dividend on the Class A Common Stock and Common Stock of the Company.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        The Bon-Ton Stores, Inc.


                                        By: /s/ Keith E. Plowman
                                            --------------------------------
                                            Keith E. Plowman
                                            Executive Vice President, Chief
                                            Financial Officer and Principal
                                            Accounting Officer


Dated: November 22, 2006